Notices DISCLAIMER Statements made by Intventergy, Inc. (“Inventergy” or the “Company”) in this presentation, other than those concerning histor ica l financial information, may be considered forward - looking statements, which speak only as of the date of this presentation. Forward - looking statements can be identified by the use of forward - looking terminology su ch as “believes,” “estimates,” “projects,” “expects,” “may,” “intends,” “will,” “should” or “anticipates” or the negative thereof or similar terminology. Such forward - looking statements are based on current expectations and involve a number of assumptions. These statements include the Company’s intent, belief or current expectations with respect to, among other things, the Company’s future performance and condition, trends in th e industry, the Company’s strategic relations, licensing opportunities, goals, assumptions, portfolio opportunities, potential licensees as well as business and growth strategies and future events. Inventergy intends suc h forward - looking statements to be covered by the safe harbor provisions for forward - looking statements contained in the Private Securities Litigation Reform Act of 1995 and is including this statement for purposes of the se safe harbor provisions. Forward - looking statements are subject to a number of risks, uncertainties and assumptions about the Company, including but not limited to, the Company’s limited cash reserves and its ab ili ty to obtain additional capital on acceptable terms; the Company’s ability to secure additional patents; the Company’s ability to monetize patents acquired or recoup the investment therein; the Company’s abilit y t o protect its intellectual property; and changes in the regulatory landscape or court rulings or the imposition of regulations that affect the Company’s products and patents. All forward - looking statements are expressly qualified in their entirety by this cautionary notice. You are cautioned not to pl ace undue reliance on any forward - looking statements, which speak only as of the date of this statement. The Company has no obligation, and expressly disclaims any obligation to update, revise or correct any of the for war d - looking statements, whether as a result of new information, future events or otherwise. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy securities in any jurisdiction in which such solicitation would be unlawful. . 2

Table of Contents 4 Executive Summary 5 Company Leadership 8 Investment & Execution Strategy 14 Huawei Portfolio 19 New Portfolio 3

Executive Summary 4 Positioned at the convergence of expertise and execution, Inventergy represents a unique investment opportunity. Distinguished Management • Founder Joe Beyers, former IP Chief at Hewlett - Packard, grew HP’s IP income by 20x over a six - year period • Senior management is an unparalleled "best in class” multi - disciplinary team with a track record of proven results Compelling Opportunity • Active market segment undergoing major transformation provides growth opportunities for those with expertise and vision • Inventergy’s holistic approach and collaborative business model is believed by management to have the potential to become the new industry standard in IP monetization processes Focused Strategy • Acquire at least 1 to 2 portfolios per year through strategic relationships with large corporations, who are industry leaders • Emphasis on strong patents of leading companies lacking expertise in IP monetization and/or who may be either moving out of markets or may have IP in excess of their needs to operate their business. Commitment to Excellence • Professional approach to IP monetization based on ethical corporate behavior, dialogue and business realities • Flexible business model developed over decades emphasizes ‘multiple ways to win’, rather than ‘one size fits all’ Investment Objectives • To achieve attractive uncorrelated returns through a diversified portfolio of high - quality assets • To grow the business in a thoughtful manner across businesses and sectors

Company Leadership 5 Joe Beyers, Chairman and CEO, brings a unique holistic, comprehensive vision of the industry and its untapped potential to Inventergy. Principal • Experienced in key business disciplines – IP, Law, M&A, Technology • Developed expertise and network during 34 years at HP • Expert in start - up business creation and management • Corporate leader with an inventor’s soul Technologist • Patents on desktop operating systems • Inventor of the world's 1st 32 - bit computer chip Business Manager and Entrepreneur • Started 7 Software businesses in HP • Led HP’s $600M/yr Internet Business Unit M&A and Business Planning • Led equity investments, acquisitions and divestitures – Over $2B in total value • Led Planning & Strategy for all of HP Intellectual Property • Ran patent, standards, technology and brand licensing for all of HP • Recognized an industry leader in Corporate IP • Contributing author in two IP books Company Creation/Start - Up Expertise • Founder and Board Member of Allied Security Trust (AST) with 25 member companies • VP at Taligent – Joint Venture of Apple, HP and IBM • Spun out technology from HP and started 8 companies in his last 4 years • Founder, CEO or Chairman of 4 IP centric start - ups

Management Team 6 The Senior Management Team consists of industry leaders recognized for their IP and entrepreneurial expertise. Wayne Sobon Vice President and General Counsel • Chief IP Counsel for Accenture for over 10 years and more recently, for Rambus, leading their global IP programs • President Elect of the American Intellectual Property Law Association (AIPLA) • Member of the US Patent Office’s Public Advisory Committee Jon Rortveit Vice President, IP Acquisitions and Licensing • CEO of Tynax, global patent broker and technology trading exchange for over 6 years • CEO and Founder of consulting firm IBA Paul Roberts Vice President, IP Licensing • VP, Patent Law & Commercialization at Rovi (formerly Macrovision) • Secretary of Board of Trustees for the Licensing Executives Society (LES) - USA & Canada Charles Bedard Director of Technology • Director of Software Engineering at Cisco Systems, responsible for software design and development • Internet pioneer with networking communication technologies at Bell - Northern Research (Canada’s “Bell Labs”) Cliff Loeb Director of Standards Licensing • Managing Director of Standards Licensing, and Managing Director for IP Analysis, at Hewlett - Packard • A truly global player, Cliff has negotiated and closed IP licensing deals throughout the U.S., Europe, Japan, Korea and Taiwan

Organizational Chart - Key players in key positions.

Management Team

Joe Beyers
Chairman and CEO

Wayne Sobon
Vice President and General Counsel

Jon Rortveit
Vice President, IP Acquisitions & Licensing

Paul Roberts
Vice President, IP Licensing

Charles Bedard
Director of Technology

Cliff Loeb
Director of Standards Licensing

Molly McAuliffe
Director of Operations

Chris Camarra
Director of Investor Relations & PR

Board of Directors

Marshall Phelps
IP Hall of Fame Inductee, 2006; former Vice President, IP Policy & Strategy, Microsoft; former Vice President, IP & Licensing, IBM
Currently CEO of Article One Partners

Fran Barton
Former CFO of Digital, AMD, Broadvision, Atmel, UTStarcom
Member of 6 other Boards

Joe Beyers
Chairman

Star Players

Corporate Legal Firm
Ellenoff Grossman & Schole, LLP

Litigation Firms
Susman Godfrey, LLP
Novak Druce Connolly Bove & Quigg, LLP

PR & Messaging
Wendy Chou of Chou Media

Technology Assessment Firms
ResearchWire, DataRoutes, Parsa Wireless Communications, TechIPM, iRunway

Patent Analysis & Litigation Analysis
Thomson Innovation, Innography
Lex Machina

Reverse Engineering Firms
TAEUS, Chipworks

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Investment Approach 8 Inventergy creates value for select corporations through the monetization of their IP assets by building on the program that proved to be so successful at Hewlett Packard. Our professional corporate licensing approach combines experience, transparency, and a strong commitment to high ethical standards. We partner with industry leaders in key tech areas with largely untapped IP assets This results in IP assets developed by professional IP organizations with very high quality Integrity and Responsibility Clear and Positive Objectives We are firmly against typical abusive “patent troll” behaviors We are aggressive but we are not underhanded or unethical We are supportive of our strategic relationship firms and their overall brands Inventergy enables companies to obtain greater value for their IP assets, beyond value created from product or service revenue or internal IP monetization efforts The overall objective is to partner with 6 to 8 large corporations and obtain at least one new portfolio from each every 1 - 2 years The model results in diversification and smoothes the lumpiness of a typical IP model The model also provides a continual source of new assets and supports continuing revenue growth opportunities Unique Focus and Excellent Assets

Aggression Curve 9 Inventergy aims to obtain superior value in reasonable timeframes with manageable levels of risk. • Example - standards body licensing • Lower revenue per unit • Low assertion cost • Shortest time to revenue Low Aggression • High but “Hail Mary” Value • Higher revenue per unit • Very high assertion cost • Longest time to revenue High Aggression • Right balance: best total expected value. • Moderate assertion cost, time and risk Model Inventergy Key Objective • Obtain good value in a reasonable time frame and with manageable level of risk

Unique Strategy 10 Successful monetization combines the ability to develop strong, mutually beneficial relationships with leading corporations, the expertise to determine accurate valuation projections, and the determination to execute fair and substantial licensing programs. Strategic Relations Fair Valuations • Inventergy seeks to build relationships based on trust, transparency, and shared opportunity • The firm does not engage in typical abusive troll - like behavior with assets, such as blanket demand letters or suing dozens of companies before even attempting discussions • Realistic, objective, long - term valuations are a key ingredient in the overall strategy • Experience, expertise, plus a holistic understanding of the marketplace contribute to accurate assessments of licensing opportunities and overall value • Staff plus network of resources help determine valuations at a price appropriately discounted for our shared risk model • Inventergy engages on multiple levels with potential licensees, exploring legal, financial and branding ramifications • Flexibly employs a full range of options, beginning with direct conversations, backed by a clear willingness to enforce, to s ecu re equitable results • Creative about licensing structures — customized terms for every licensee delivers greater value for all participants Execution of Licensing Programs

Asset Acquisition Process 11 The asset acquisition process focuses on securing IP assets with substantial monetization potential. Inventergy leverages the reputation and experience of its Management Team and utilizes a multi - disciplinary execution process to create real and sustainable value for its partners and investors. Network of Relationships • Management has developed relationships over decades in the IP industry and related tech sectors, and earned a sterling reputation – companies want to work with us • Inventergy engages in deep, thorough, and well - meaning discussions with potential strategic relationship firms, to satisfy due diligence on best ways to monetize assets and uncover paths to best value High - Quality Portfolios • Prefer market - leading innovators and early patent filers, backed by strong R&D investments • Identify firms that may be moving out of a market or have more strong assets in a segment than are needed • Focus especially on large, strong - margin, high growth segments of the Information Technology sector

Business Model 12 Inventergy utilizes a holistic approach and a flexible, ‘X & Y’ business model that provides sellers the opportunity to obtain greater value for their assets – resulting in deals that work. Broad Outline • $X upfront • Y% of the net licensing proceeds • Ability to make trade - offs between X & Y Clear Benefits • Maximum potential to generate value for all parties • Greater flexibility in balancing cash flow, revenue recognition timing, and risk vs. reward potential • Simplified value creation for originating companies • Structured for continuing growth of diversified IP revenue Three Basic Models Execution Model: A corporate licensing style that provides good value yet preserves the brand of the original asset owner Acquisition Model: Partnering on a repeating basis with a small number of large corporations; this typically results in better assets and better terms Funding Model: Based upon a flexible, shared risk model that shortens the execution time and provides potentially greater value to both parties; this model uses reliable 3rd party funding sources from organizations that are IP - savvy

Market Opportunity At least 80% of the value of most companies is hidden within their intellectual property 1 . Many companies need a trusted partner to help them maximize the value of their R&D investments and the IP assets they produce. 13 Inventergy can help firms leverage the significant latent value contained in IP assets. Broad Outline Untapped Value • Usually far exceeds the amount required to defend it • Sometimes in areas that may no longer be strategically important to the originating company, but critical to others • Target hurdle rate for new assets is 10X+ return over purchase price • Initial Acquisitions: Key telecommunications infrastructure patent assets have been acquired from Huawei, a major international corporation. The target is to realize 20X+ net revenue versus the purchase price for this portfolio. An agreement for a larger, even more valuable portfolio has been signed with a second corporation. • Target Opportunities: Inventergy is in discussions with 8 other large companies with significant portfolios who are potentially interested in establishing similar relationships. We expect to conclude at least two additional new transactions in the next 12 to 18 months. 1. Based on the Ocean Tomo Intangible Asset Market Value Study released in 2010 by Ocean Tomo, LLC, an Intellectual Capital Merchant Banc™ firm

First Portfolio Purchased from Huawei — Overview Huawei is an industry and standards leader in IMS innovation (the core backbone of the telecommunications industry) and is positioned to become the leader in Mobile technology. • Huawei’s market leadership is based largely on technology that traces back to patents now owned by Inventergy Huawei, a multinational networking and telecommunications equipment and services company: • Is headquartered in Shenzhen, China • Boosting R&D spend year - on - year; $4.8 B in 2012 • Has deployed its products and services in more than 140 countries and currently serves 45 of the world's 50 largest telecom operators • Has over 140,000 employees, approximately 46% of whom are engaged in R&D around the world • Was recognized by Gartner for their innovation which placed them in the upper - right quadrant of Gartner’s “Magic Q” • Has never before outsourced IP - commercialization, but selected Inventergy as a strategic partner for a sizable portfolio of important IP in mobile communications • Indicated they are considering Inventergy for other IP portfolios 14 Inventergy’s initial acquisition is a portfolio of IP assets from globally recognized technology innovator, Huawei Technologies Co, Ltd.

Huawei IMS Patent Portfolio 15 Inventergy has acquired 164 patent assets from Huawei — IP Multimedia Subsystem (IMS) Focus IMS IP Assets Provide Great Value • Broad geographic coverage • Average 10 to 12 years remaining life • At least 42 patent assets are standards - relevant patents • Very limited prior license encumbrances IMS Patents Cover a Broad Range of Communications Infrastructure • Advanced Call Features • Network Security • Interoperability • System Performance • Network Reliability

Huawei Portfolio Licensing Segments 16 IMS IP assets relate to core communications components in four major market segments. IMS Core Systems • IP Multimedia Core Network Subsystem (IMS) is an architectural framework for delivering IP multimedia and voice applications fro m wireless and wireline devices • IMS deployment is rapidly growing world - wide 1 Enterprise Networking Equipment (VoIP) • Business Communications Systems (BCS) interconnect the various locations within an Enterprise • Includes PBX (Private Branch Exchange) and Key Systems for intra - company voice communications and access to the PSTN (Public Switched Telephone System) • Provides higher value services to the corporation including collaboration and video services 2 Legacy Mobile Systems (Circuit Switched) • The existing cellular networks for mobile communications including both GSM (mostly International) and CDMA (mostly U.S.) • Covers both access network technology such as radios and cell towers as well as the core network including Mobile Switching Centers (MSC) 3 Telecommunications Service Providers • The Service Provider segment consist of national and regional wired and wireless phone service providers as well as cable operators • IMS technology is used to power functionality such as Voice+Internet+TV bundles and video and internet delivery to mobile dev ice s 4

Four Potential Markets for the Huawei Portfolio 17 IMS IMS Systems Enterprise Networking Equipment Legacy Mobile Systems Service Providers Mobile Switching Center (PTSN) Public - Switched Telephone System IP PBX

Huawei Portfolio Potential Equipment Licensees

Inventergy has identified over 125 companies within four primary licensee market segments that Inventergy will approach to monetize the IMS IP assets.

IMS Systems	Enterprise Networking Equipment (VoIP)	Legacy Mobile Systems (Circuit Switched)	Telecommunications Service Providers (IMS services) *Secondary Focus*

Equipment Company Examples	IMS	Enterprise	Mobile	Service Provider Examples (US)
Acme Packet (Oracle)	X	X		AT&T
Alcatel-Lucent	X	X	X	Cellcom
Avaya		X		C Spire
Cisco	X	X		Comcast
Ericsson	X	X	X	Dish Network
HP		X	X	Sprint
Genband	X			Time Warner Cable
Nokia-Siemens	X	X	X	T-Mobile
Sonus	X	X		Verizon Wireless
ZTE	X	X	X	

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Inventergy 2 nd Patent Portfolio Purchase 19 Inventergy has executed a definitive agreement for the acquisition of 512 patent assets from a Fortune 100 global electronics company. Our second portfolio covers key technologies in 3G and 4G communications, a field where this company has been an early technology innovator and standards setter. The New Portfolio IP Assets Provide Great Value • Broad geographic coverage • Average 5 to 7 years remaining life • Over 200 of the patent assets are standards - relevant • Very limited prior license encumbrances The New Portfolio Covers Many Aspects of the Radio Network Communications between 3G/4G Base Stations and User Devices • 3G (WCDMA / HSPA) Radio Technology • 4G (LTE) Radio Technology • Modulation, Demodulation, Channel Coding, Digital Signal Processing • Power control • Protocol Software Processor

20 Inventergy Telecommunications Technology Complimentary Portfolio Strategy New Portfolio patents apply to mobile broadband radio access network technologies in base stations and mobile devices Inventergy New Portfolio Inventergy Huawei Portfolio 4G 3G 3G Femtocell

New Portfolio Licensing Segments 21 The New Portfolio IP assets generally relate to Radio Access Network communications technologies in 3 key market segments Telecommunications Operators • Over 80 Telecom Operators in 18 Countries • 2.5 billion Mobile connections in 2013 • ARPU (Average Revenue Per User) varies by geography but runs in the range of $30 - $70 / month 1 Base Station Equipment Vendors • 3G - WCDMA/HSPA Base Stations • 4G - LTE Base Stations • Most Base Stations Equipment Vendors today make Base Stations which support 2G/3G/4G Radio communications simultaneously 2 User Equipment Vendors • Mobile phones / Smart Phones • Mobile Broadband Equipment such as USB Cards, Dongles, Mobile Routers , • Embedded Devices in Tablets, PC’s, Netbooks and other mobile communications user equipment 3

The New Portfolio Potential Licensees 22 Inventergy has identified over 100 companies within three primary licensee market segments that Inventergy can approach to monetize the New Portfolio Mobile Broadband IP assets. Telecom Operators Base Station Equipment Makers User Equipment Device Makers Equipment Company Examples User Equipment Examples Telecom Operator Examples (US) Ericsson Apple AT&T Nokia Siemens Networks LG Cellcom Huawei HTC C Spire Alcatel - Lucent Sony Comcast ZTE Blackberry Dish Network Samsung Samsung Sprint NEC Nokia Time Warner Cable Fujitsu Motorola T - Mobile Dating Mobile Verizon Wireless